AMENDMENT NUMBER ONE
to the
MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT,
dated as of November 1, 2001,
between
UBS WARBURG REAL ESTATE SECURITIES INC.,
and
COUNTRYWIDE HOME LOANS, INC.

This AMENDMENT NUMBER ONE (this “Amendment”) is made as of November 15, 2002, between Countrywide Home Loans, Inc., (the “Seller”) and UBS Warburg Real Estate Securities Inc., (the “Purchaser”), to the Master Loan Purchase and Servicing Agreement, dated as of November 1, 2001 (the “Agreement”) between the Purchaser and the Seller, as otherwise amended.

RECITALS

WHEREAS, the Seller and the Purchaser hereto desire to amend the Agreement subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 2. Amendments. (A) Effective as of November 1, 2001, Section 6.04 of Exhibit 9 of the Agreement is hereby modified by deleting the section in its entirety and replacing it with the following:

(a)

The Seller will deliver to the Purchaser, to any master servicer which is master servicing any of the Mortgage Loans pursuant to a Pass-Through Transfer or other securitization transaction (each, a “Master Servicer”) and to any entity which is the depositor of the Mortgage Loans pursuant to a Pass-Through Transfer or other securitization transaction (each, a “Depositor”) not later than February 28 of each calendar year, an Officer’s Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Seller during the preceding year and of performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officer’s knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement may be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

(b)

With respect to any Mortgage Loans that are subject to a Pass-Through Transfer or other securitization transaction, by February 28 of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, an officer of the Seller shall execute and deliver an Officer’s Certificate to the Purchaser, any Master Servicer and any Depositor for the benefit of each such entity and such entity’s affiliates and the officers, directors and agents of any such entity and such entity’s affiliates, an Officer’s Certificate in the form attached hereto as Exhibit 14.

(c)

The Seller shall indemnify and hold harmless the Master Servicer, the Depositor, the Purchaser (and if this Agreement has been assigned in whole or in part by the Purchaser, any and all Persons previously acting as “Purchaser” hereunder), and their respective officers, directors, agents and affiliates, and such affiliates’ officers, directors and agents (any such person, an “Indemnified Party”) from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Seller or any of its officers, directors, agents or affiliates of its obligations under this Section 11.24 or Section 11.25, or the negligence, bad faith or willful misconduct of the Seller in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Seller in the other in connection with a breach of the Seller’s obligations under this Section 6.04 or Section 6.05, or the Seller’s negligence, bad faith or willful misconduct in connection therewith.

(d)

It is acknowledged and agreed that each Master Servicer and Depositor shall be an express third party beneficiary of the provisions of this Section 6.04 and shall be entitled to independently enforce the provisions of this Section 6.05 with respect to any obligations owed to such entity as if it were a direct party to this Agreement.

(B)

Effective as of November 1, 2001, Section 6.05 of Exhibit 9 of the Agreement is hereby modified by deleting the phrase “May 31 of each year beginning May 31, 2002” in the first line therein and replacing it with “March 31, 2003, March 15, 2004 and February 28 of each year thereafter”

(C)

Effective as of November 1, 2001, Subsection 14.01 of the Agreement is hereby amended by adding the word “or” at the end of subpart (viii) and adding a new subpart (ix) following subpart (viii) to read in its entirety as follows:

(ix)

the Seller fails to duly perform, within the required time period, its obligations under Sections 6.04 and 6.05 of the Seller’s Warranties and Servicing Agreement annexed hereto as Exhibit 9 which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.

(D) Effective as of November 1, 2001, the Agreement is hereby amended by adding a new Exhibit 14 in the form attached hereto as Annex A.

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC.

By:______________________________

Name:

Title:

UBS WARBURG REAL ESTATE SECURITIES INC.

By:______________________________

Name:

Title:

By:______________________________

Name:

Title:

Annex A Exhibit 11

FORM CERTIFICATION TO BE PROVIDED BY THE SERVICER

I, identify the certifying individual], certify to ________________________, and its officers, directors, agents and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

2.

The servicing information required to be provided to the Master Servicer by the Seller under the Servicing Agreement has been provided to the Master Servicer;

3.

I am responsible for reviewing the activities performed by the Seller under the Servicing Agreement and based upon the review required by the Servicing Agreement, and except as disclosed in the Annual Statement of Compliance or the Annual Independent Public Accountant’s Servicing Report, the Seller has, as of the date of this certification fulfilled its obligation under the Servicing Agreement; and

4.

I have disclosed to the Master Servicer all significant deficiencies relating to the Seller’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers of similar standard as set forth in the Servicing Agreement.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2001(the “Servicing Agreement”), between Countrywide Home Loans, Inc. and UBS Warburg Real Estate Securities Inc.

COUNTRYWIDE HOME LOANS, INC.

By:______________________________

Name:

Title:

Date: